Financial Investors Trust

Aristata Equity Fund

Aristata Quality Bond Fund

Aristata Colorado Quality Tax-Exempt Fund

SUPPLEMENT DATED DECEMBER 10, 2003 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2003

The following information supplements and should be read in conjunction with the information provided in the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2003.

Effective October 1, 2003, ALPS Mutual Funds Services, Inc. (“ALPS”) has voluntarily agreed to waive, until September 30, 2004, the minimum annual administration fees that it is entitled to receive from the Aristata Equity, Aristata Quality Bond and Aristata Colorado Quality Tax-Exempt Funds to $146,500, $71,500, and $41,500, respectively.